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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                  -----------
                                   FORM 8-K
                                  -----------


                                Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


              Date of earliest event reported:  February 9, 2001


                            ITERATED SYSTEMS, INC.
              (Exact Name of Registrant as Specified in Charter)
[CAPTION]
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
                   Georgia                                0-24087                          58-1741516
(State or Other Jurisdiction of Incorporation)   (Commission File Number)     (I.R.S. Employer Identification Number)

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                              3525 Piedmont Road
                       Seven Piedmont Center, Suite 600
                          Atlanta, Georgia 30305-1530
         (Address, Including Zip Code, of Principal Executive Offices)


                                (404) 264-8000
             (Registrant's Telephone Number, Including Area Code)


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Item 5. Other Events.
--------------------

     Effective February 9, 2001, Iterated Systems, Inc. (the "Company") changed its name to MediaBin, Inc. The Company also changed its Oslo Stock Exchange symbol from ITR to MBN.


Item 7. Financial Statements and Exhibits.
-----------------------------------------

   (a)  Financial statements.

        None.


   (b)  Pro forma financial information.

        None.


   (c)  Exhibits.

        The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

        99.1  Text of Press Release of MediaBin, Inc., dated February 9, 2001.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MEDIABIN, INC.

                                        By: /s/ Haines Hargrett
                                           ----------------------------
                                            Haines H. Hargrett
                                            Chief Financial Officer

Dated: February 9, 2001

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